UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020 (October 30, 2020)

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2020, American BriVision Corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with one accredited investor (the “Investor”). Pursuant to the Securities Purchase Agreement, the Company sold and issued a convertible promissory note (the “Note”) in principal amount of $2,500,000 to the Investor and received the payment from such Investor on October 31, 2020.

The Note was issued on October 23, 2020 (the “Issuance Date”) and the maturity date of the Note is the twenty-four (24) month anniversary from the Issuance Date (the “Maturity Date”). Upon the maturity date, the Company shall pay to the Investor in cash an amount representing all outstanding principal amount and accrued and unpaid interest under the note. The Note bears an interest rate of ten percent (10%) per annum and may be convertible into shares of the Company’s common stock at a fixed conversion price of $2.25 per share. The holders of each Note may elect to convert part or all of the outstanding balance of the Note from the Issuance Date until the maturity date of the Note. The Company may prepay the outstanding amount at any time, in whole or in part, without any penalty.

The foregoing description of the SPA and Note is qualified by reference to the full text of the forms of SPA and Note, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Convertible Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

November 5, 2020	By:	/s/ Chihliang An
Chihliang An
Chief Financial Officer

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